PREPAID EQUIPMENT COST	12 Months Ended
Dec. 31, 2016
Prepaid Equipment Cost [Abstract]
PREPAID EQUIPMENT COST
14.	PREPAID EQUIPMENT COST

On May 12, 2013, the Group entered into an agreement with Elec-Tech International Co., Ltd. ("Elec-Tech") to exchange the equity interests of GreatView Media, one of the VIE's subsidiary, with LED screens from Elec-Tech, pursuant to which Elec-Tech would invest $104.0 million in total (equivalent to RMB640 million) to purchase approximately 21.27% of the equity interest of GreatView Media. In exchange, GreatView Media undertook to exclusively use the equal amounts of such injections to purchase LED screens from Elec-Tech or its subsidiaries. The Group would not recognize any gain or loss from this transaction. As of December 31, 2015 and 2016, the prepaid equipment cost amounting to $27,708 and $16,200, respectively.